                                                                    Exhibit 99.3


                                       BANK OF AMERICA SECURITIES [LOGO OMITTED]
ABFC 2004-AHL1



ASSUMPTIONS
Prepay Speed                          100% FRM PPC/ 100% ARM PPC
CDR                                   20.85%
Loss Severity                         40%
Recovery Delay                        12 months
Trigger                               Fail
Run to                                Maturity
Defaults are in addition to prepayments


-----------------------------------------------------------------------------------------------------
CLASS M2                                FORWARD LIBOR + 100 BP          FORWARD LIBOR + 200 BP
ANY CAP CARRYOVER AMOUNTS                           No                             No
-----------------------------------------------------------------------------------------------------
EXCESS SPREAD
                                    1              478                             392
                                    2              442                             343
                                    3              428                             325
                                    4              432                             332
                                    5              417                             315
                                    6              408                             305
                                    7              405                             306
                                    8              387                             285
                                    9              386                             287
                                   10              363                             261
                                   11              347                             245
                                   12              373                             281
                                   13              329                             227
                                   14              328                             229
                                   15              307                             205
                                   16              312                             213
                                   17              291                             189
                                   18              282                             180
                                   19              287                             188
                                   20              264                             162
                                   21              314                             215
                                   22              290                             188
                                   23              281                             179
                                   24              306                             214
                                   25              249                             147
                                   26              255                             157
                                   27              273                             171
                                   28              279                             181
                                   29              253                             151
                                   30              243                             142
                                   31              250                             153
                                   32              224                             123
                                   33              328                             254
                                   34              300                             223
                                   35              291                             215
                                   36              362                             295
                                   37              298                             221
                                   38              310                             237
                                   39              367                             296
                                   40              379                             311
                                   41              352                             281
                                   42              344                             274
                                   43              357                             290


                                   44              331                             261
                                   45              422                             361
                                   46              394                             330
                                   47              390                             326
                                   48              445                             388
                                   49              398                             334
                                   50              413                             353
                                   51              401                             382
                                   52              416                             401
                                   53              389                             371
                                   54              383                             365
                                   55              399                             384
                                   56              336                             320
                                   57              371                             359
                                   58              343                             328
                                   59              339                             325
                                   60              423                             418
                                   61              349                             335
                                   62              368                             357
                                   63              350                             335
                                   64              369                             357
                                   65              341                             325
                                   66              337                             321
                                   67              357                             344
                                   68              329                             312
                                   69              362                             348
                                   70              334                             316
                                   71              331                             313
                                   72              417                             408
                                   73              345                             326
                                   74              368                             353
                                   75              345                             326
                                   76              369                             353
                                   77              345                             325
                                   78              345                             325
                                   79              369                             352
                                   80              345                             324
                                   81              369                             351
                                   82              345                             323
                                   83              345                             323
                                   84              417                             403
                                   85              345                             322
                                   86              369                             348
                                   87              346                             321
                                   88              369                             347
                                   89              346                             320
                                   90              346                             319
                                   91              370                             346
                                   92              346                             318
                                   93              369                             345
                                   94              345                             317
                                   95              344                             317
                                   96              391                             370
                                   97              344                             316
                                   98              367                             343
                                   99              343                             315
                                  100              366                             342
                                  101              342                             314
                                  102              342                             314
                                  103              365                             340

                                  104              341                             313
                                  105              364                             339
                                  106              340                             312
                                  107              340                             311
                                  108              410                             392
                                  109              339                             310
                                  110              362                             337
                                  111              338                             309
                                  112              361                             336
                                  113              337                             308
                                  114              337                             308
                                  115              360                             334
                                  116              336                             307
                                  117              359                             333
                                  118              335                             306
                                  119              335                             305
                                  120              405                             386
                                  121              334                             304
                                  122              357                             331
                                  123              333                             304
                                  124              356                             330
                                  125              332                             303
                                  126              332                             302
                                  127              355                             329
                                  128              331                             301
                                  129              354                             328
                                  130              330                             300
                                  131              330                             300
                                  132              400                             380
                                  133              329                             299
                                  134              352                             325
                                  135              328                             298
                                  136              351                             324
                                  137              327                             297
                                  138              327                             296
                                  139              350                             323
                                  140              326                             295
                                  141              349                             322
                                  142              325                             295
                                  143              325                             294
                                  144              372                             348
                                  145              324                             293
                                  146              347                             320
                                  147              323                             292
                                  148              347                             319
                                  149              322                             291
                                  150              322                             291
                                  151              345                             317
                                  152              321                             290
                                  153              345                             316
                                  154              321                             289
                                  155              320                             289
                                  156              391                             369
                                  157              319                             288
                                  158              343                             314
                                  159              319                             287
                                  160              342                             313
                                  161              318                             286
                                  162              317                             285
                                  163              341                             312


                                  164              317                             284
                                  165              340                             311
                                  166              316                             284
                                  167              315                             283
                                  168              386                             364
                                  169              315                             282
                                  170              338                             309
                                  171              314                             282
                                  172              337                             308
                                  173              313                             281
                                  174              313                             280
                                  175              336                             307
                                  176              312                             279
                                  177              335                             306
                                  178              311                             278
                                  179              311                             278
                                  180              381                             358
                                  181              310                             277
                                  182              333                             303
                                  183              309                             276
                                  184              332                             302
                                  185              308                             275
                                  186              308                             274
                                  187              331                             301
                                  188              307                             273
                                  189              330                             300
                                  190              306                             272
                                  191              305                             272
                                  192              352                             325
                                  193              305                             271
                                  194              328                             297
                                  195              304                             270
                                  196              327                             296
                                  197              303                             269
                                  198              302                             268
                                  199              326                             295
                                  200              301                             267
                                  201              325                             294
                                  202              301                             266
                                  203              300                             266
                                  204              371                             346
                                  205              299                             265
                                  206              323                             291
                                  207              298                             264
                                  208              322                             290
                                  209              298                             263
                                  210              297                             262
                                  211              320                             289
                                  212              296                             261
                                  213              319                             288
                                  214              295                             260
                                  215              295                             260
                                  216              366                             340
                                  217              294                             259
                                  218              317                             285
                                  219              293                             258
                                  220              316                             284
                                  221              292                             257
                                  222              292                             256
                                  223              315                             283


                                  224              291                             255
                                  225              314                             282
                                  226              290                             254
                                  227              290                             254
                                  228              360                             334
                                  229              289                             253
                                  230              312                             279
                                  231              288                             252
                                  232              311                             279
                                  233              287                             251
                                  234              287                             251
                                  235              310                             277
                                  236              286                             250
                                  237              309                             276
                                  238              285                             249
                                  239              285                             248
                                  240              332                             302
                                  241              284                             247
                                  242              307                             273
                                  243              283                             246
                                  244              306                             272
                                  245              282                             245
                                  246              281                             244
                                  247              304                             271
                                  248              280                             243
                                  249              303                             270
                                  250              279                             242

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.